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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2005

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

                Delaware                 0-18630             95-4274680
     (State or other jurisdiction      (Commission         (IRS Employer
           of incorporation)           File Number)      Identification No.)

         777 North Broadway, Los Angeles, California           90012
          (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

       On November 10, 2005, Cathay General Bancorp issued in a press release in response to statements made by Great Eastern Bank in connection with Cathay General Bancorp's previously announced proposal to acquire Great Eastern Bank. This press release is attached hereto as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits
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       99.1     Press Release of Cathay General Bancorp dated November 10, 2005.

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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 10, 2005

                                                CATHAY GENERAL BANCORP

                                                By: /s/ Heng W. Chen
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                                                    Heng W. Chen
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX

Number   Exhibit
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99.1     Press Release of Cathay General Bancorp dated November 10, 2005.